May 2017 MLPA Conference Jeremy Bergeron, President, and Steven Stellato, Chief Accounting Officer

Investor Update May 2017 Safe Harbor Statement Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward- looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s Forms 10-Q or Form 10-K filed with the Securities and Exchange Commission and available on CrossAmerica’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise. 2

CrossAmerica Business Overview Jeremy Bergeron, President 3

Investor Update May 2017 CrossAmerica Partners LP Overview* • Master limited partnership and leading wholesale fuels distributor, convenience store lessor, and c-store operator – Distributes annually over 1 billion gallons of fuel – Annual gross rental income over $80 million – Operates 75 retail sites – 17.5% equity interest in CST Brands’ wholesale fuels business, approximately 1.8 billion gallons of annual fuel supply • Over 1,250 locations – 501 owned sites – 621 Lessee Dealers – 394 Independent Dealers – 75 Company Operated Sites – 98 Commission Agents – 71 Non-fuel Tenant Sites (rent only) • Equity market capitalization of $880 million and enterprise value of $1.3 billion *All information is as of March 31, 2017 4

Investor Update May 2017 2016 and Recent Highlights • Acquisitions in 2016 – 31 stores acquired from S/S/G Corp (Franchised Holiday Stores), approx. 26 million annual fuel gallons – 55 lessee dealer and 25 independent dealer accounts acquired from State Oil, approx. 60 million annual gallons • Portfolio Optimization – Continued dealerization process with 77 sites dealerized in 2016 – Closed on a $25 million sale-leaseback transaction in late 2016 (17 properties in the Chicago market) • Expense Reduction – Reduced expenses (operating and G&A) 21% from 2015 to 2016 • Capital Strength – Leverage, as defined under our credit facility, was 4.23 times as of 03/31/17 – Amended credit facility at year-end 2016 to provide additional borrowing flexibility and sale-leaseback optionality • Sustained Distribution Growth – Grew annual distributions 6.1% in 2016 compared to 2015 – Declared distribution attributable to first quarter 2017 of $0.6175 per unit – 12 consecutive quarters of distribution growth • Couche-Tard/Circle K proposed merger with CST Brands – Announced in August 2016 – Potential strategic benefits to CrossAmerica – Pending regulatory approvals, expected closing in Second Quarter 2017 5

Investor Update May 2017 2012 Dunmore Oil Acquisition (Pennsylvania) Express Lane Acquisition (Florida) 2013 Rocky Top Acquisition (Tennessee) Rogers Acquisition (Tennessee) 2014 2014 2015 2016 Manchester Acquisition (Virginia) Atlas Acquisition (Chicago) Landmark Industries Acquisition (Texas) Dropdown of 5% interest in CST Fuel Supply Erickson Oil Products Acquisition (Upper Midwest) State Oil Acquisition (Chicago) Since IPO in October 2012, Over $800 Million in Acquisitions History of Growth Nice N Easy Acquisition (New York) Dropdown of 12.5% interest in CST Fuel Supply and 29 Stores One Stop Acquisition (West Virginia) S/S/G Corp Acquisition (Upper Midwest) 6 Petroleum Marketers, Inc. Acquisition (WV/VA)

Investor Update May 2017 Growth Drivers • Capital Discipline – Executed M&A strategy with two accretive acquisitions in 2016 – Leveraged real estate with sale-leaseback transaction – Unlocked additional capacity with credit facility enhancements – Sustaining CapEx of less than $1 million in 2016 • Portfolio Optimization – 77 sites dealerized in 2016 – Lowering expenses – Stabilizing cash flow • Partnership-wide Expense Control – Reduced expenses $23 million or 21% from 2015 to 2016 – Despite growing EBITDA(1) 15% $48 $72 $61 $37 $36 $24 2014 2015 2016 Expenses (in millions) Operating General & Administrative 7 (1) See the (i) reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

Investor Update May 2017 Overview of Business Segments Wholesale Fuels Distributor Convenience Store Lessor Convenience Store Operator • Purchase and sale of wholesale motor fuel – Distribute branded and unbranded fuel (83% of the motor fuel we distributed in 2016 was branded) – Distribute motor fuel to over 1,200 sites located in 29 states – In 2016, 87% of our gallons sold were based on a fixed mark-up per gallon – Provide fuel to several different types of customer sites including independent dealers, lessee dealers, affiliated dealers, CST, our company- operated stores (Retail Segment) and commission agents • Lease or sublease real and personal property to tenants – Sites used in the retail distribution of motor fuels – Lease agreements are generally 3- 10 years – Leases are generally triple net leases – As of 12/31/16, 810 sites generating rental income – We own 57% of our properties that we lease to our dealers or utilize in our retail business • Operation of convenience stores – Primarily through our Erickson and S/S/G Corporation (Franchised Holiday) stores – Own or lease the property – Retain all profits from motor fuel and convenience store operations – Own the motor fuel inventory at the sites and set the motor fuel pricing at the sites – As of 03/31/17, operating 75 retail sites • Manage commission agent sites – CAPL owns fuel inventory and sets the retail price, earning retail fuel profit – As of 03/31/17, own/lease 98 commission agent sites (Retail Segment) 8 WHOLESALE SEGMENT RETAIL SEGMENT

Investor Update May 2017 Wholesale Segment • Wholesale Fuel Supply – Averaged 5.2 cpg in 2016 on 1.04 billion gallons • Historically averaged 5-7 cpg margin • Fluctuates based on value of prompt-payment discounts and other factors, including dealer-tank-wagon margins – Supply Contracts • 83% of supply contracts are branded supply and earn prompt-pay discounts and other rebates and incentives • 17% of supply contracts are unbranded supply arrangements and offer no additional discounts – Dealer Contracts • 87% of distribution contracts are spot based, or rack+ fixed contracts • 13% of distribution contracts are dealer-tank-wagon, or rack-to-retail variable contracts • Rental Income – Generating rental income at 810 sites, earned Gross Rental Income of $75 million in 2016 – Paying rent on underlying leases at 310 sites, paid $18 million in annual rent expense in 2016 – Recognized Net Rental Income of $57 million in 2016 48% 52% Fuel Margin Rent and Other 2016 Wholesale Gross Profit Dollars 9 $54 million $59 million

Investor Update May 2017 Wholesale Segment – Fuel 10 Fuel Volume Distributed by Brand (2016, gallons in millions) 308 260 234 70 44 41 26 21 16 15 UNBRANDED Distributed 1.04 billion gallons of motor fuel in 2016 71% increase from IPO year of 2012 OTHER BRANDS

Investor Update May 2017 Wholesale Segment – Rent • Rental Income (annuity stream) has become a sizable portion of cash flow contribution – We own nearly 60% of all sites from which we generate rental income – Gross Rental Income grew 25% from 2015 to 2016 • Own convenient fueling locations in areas of high consumer demand – Many of our sites are located in markets where limited availability of undeveloped real estate provides us a first mover advantage – Due to prime locations, owned real estate sites have high alternate use values, which provides additional risk mitigation 332 368 511 556 571 691 810 87 116 76 2010 2011 2012 2013 2014 2015 2016 Sites Owned & Leased (end of period) Generating Rental Income Company Operated $18,961 $20,425 $21,222 $41,577 $47,348 $59,956 $74,955 2010 2011 2012 2013 2014 2015 2016 Gross Rental Income (in thousands) 11

CROSSAMERICA PARTNERS LP

Investor Update May 2017

Retail Segment

- Own/Lease and Operate 75 Convenience Stores[1]
  - All located in Minnesota and Wisconsin
  - Operate under three store brands
    - FreedomValu, Holiday, or SuperAmerica
  - Merchandise and Services
    - In 2016, averaged sales of $3,790 pspd at 24.6% margin
- Own/Lease 98 Commission Agent Sites[1]
  - Other category is primarily rental income from agents operating the sites
  - CAPL owns fuel inventory and sets pricing, earning retail fuel profit
  - CAPL pays agent a commission to operate the site based on gallons sold
- Retail Fuel Margin
  - In 2016, Retail Segment averaged 2,780 gallons PSPD, with a 5.3 cpg margin
  - In addition, Wholesale Segment distributes to the Retail Segment, capturing qualifying wholesale fuel supply income

2016 Retail Gross Profit Dollars


$30 million
70%
$9 million
20%
$4 million
10%
Fuel Margin
Merchandise and Services
Rent

[1] As of March 31, 2017

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CROSSAMERICA PARTNERS LP
Investor Update May 2017

Transaction Overview

- Couche-Tard subsidiary to acquire CST 2Q 2017
  - Includes assets related to CrossAmerica
  - Circle K, a subsidiary of Couche-Tard
- Organizational Relationship Upon Closing
  - Couche-Tard controls the general partner of CrossAmerica
  - Couche-Tard owns 20% of CrossAmerica limited partner units
  - Couche-Tard owns 100% of CrossAmerica Incentive Distribution Rights (IDRs)
  - CrossAmerica owns 17.5% interest in CST Fuel Supply


Alimentation Couche-Tard Inc.
TSX: ATD.A ATD.B
100%
Ownership Interest
CST Brands, Inc.
20% Limited
Partner Interest
100% IDR Interest
100% Ownership Interest
Canadian Operations*
US Operations
CrossAmerica General Partner
100%
General Partner Interest
17.5% Interest in
CST Fuel Supply
Public Unitholders
Joseph Topper & Affiliates
55%
Limited Partner
Interest
25%
Limited Partner
Interest
CrossAmerica Partners LP
NYSE: CAPL
100%
Ownership Interest
Operating Subsidiaries
CIRCLE K
ingo

Note: This organizational chart represents the anticipated post-closing structure and is subject to change.

* - Couche-Tard entered into an agreement with another party to sell certain Canadian assets of CST after the merger.

CROSSAMERICA PARTNERS LP
13

Investor Update May 2017 Strategic Benefit to CAPL • Provides continuity with a sponsor whose management culture is aligned with CrossAmerica – Disciplined operator with best practices in acquisitions and integration – Strong and consistent financial performance throughout all economic cycles – Heightened focus on growing free cash flow, with particular expertise in cost management – Well capitalized with solid balance sheet – Well positioned to lead further consolidation in fragmented industry • Scale and global reach provides additional operational benefits – Further strengthens relationship with many of our key suppliers – Many turnkey branding and franchise programs that can complement our dealer offerings • Supports dealer health, which impacts fuel volume growth and additional rental income potential • Wholesale operations with complementary geographic reach 14

CrossAmerica Financial Overview Steven Stellato, Chief Accounting Officer 15

Investor Update May 2017 Operating Results Operating Results (in thousands, except for per gallon and site count) 2016 2015 % Change WHOL ES AL E Motor Fuel Distribution Sites (period avg.) 1,128 1,064 6% Volume of Gallons Distributed 1,034,585 1,051,357 (2%) Wholesale Fuel Margin per Gallon $0.052 $0.056 (7%) Sites Generating Rental Income 810 691 17% Rental & Other Gross Profit (Net) $58,672 $45,757 28% RE TA IL Company Operated Sites (period avg.) 86 132 (35%) Commission Agent Sites (period avg.) 71 70 1% Volume of Retail Gallons Distributed 159,721 211,243 (24%) Retail Fuel Margin per Gallon $0.053 $0.092 (42%) General, Admin. & Operating Expenses $85,230 $108,467 (21%) 16

Investor Update May 2017 $39,296 $44,063 $69,733 $81,628 $54,904 $61,424 $90,314 $103,634 $1.73 $2.08 $2.23 $2.40 $0 $20 ,000 $40 ,000 $60 ,000 $80 ,000 $10 0,000 $12 0,000 2013 2014 2015 2016 Distributable Cash Flow (in thousands) Adjusted EBITDA (in thousands) Distributions Paid (in dollars per unit) Financial Summary(1) 17 (1) See the (i) reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

Investor Update May 2017 Drivers of Cash Flow Segment Gross Profit(1) Category Gross Profit(1) (1) Presented before intersegment eliminations. In addition, Rent is combined with the Wholesale and Retail Segments 18 2016 73% 27% Wholesale Retail $113 million $43 million 35% 6% $9 million 40% 19% Wholesale Fuel Retail Fuel Rent Merch & Services $63 million $30 million $54 million 2015 62% 38% Wholesale Retail $104 million $65 million 35% 11% 29% 25% Wholesale Fuel Retail Fuel Rent Merch & Services $50 million $42 million $59 million $19 million Shift to more stable, qualifying cash flow

Investor Update May 2017 Portfolio Optimization • Continued focus on managing expenses and execution of our integration strategy – Divested of low-margin, high-expense commercial fuels business acquired with PMI acquisition • Divestiture was cash flow positive despite 80 million gallon reduction of wholesale fuel supply – Continue to apply our processes and systems to reduce operating and general & administrative expenses following acquisitions – Converted 77 Company Operated sites to Lessee Dealer accounts in 2016, yielding a more stable, qualifying income cash flow stream Company Operated  Wholesale Fuel Margin  Retail Fuel Margin  Retail Merchandise Margin − Operating Expenses − Income Taxes Lessee Dealer  Wholesale Fuel Margin  Rental Income 19 144 124 121 116 97 80 78 76 75 1Q '15 2Q '15 3Q '15 4Q '15 1Q '16 2Q '16 3Q '16 4Q '16 1Q'17 Company Operated Site Count (end of period)

Investor Update May 2017 Executing with Measured Growth • Declared distribution attributable to first quarter 2017 of $0.6175 per unit – 0.5 cent per unit increase over distributions attributable to fourth quarter 2016 – Increased annual per unit distribution by 6.1% for 2016 over 2015 • Ended 1Q17 with leverage ratio of 4.23x, as defined under our credit facility • Continue to demonstrate financial flexibility to execute growth strategy in any market cycle • Pending acquisition of our GP by a U.S. subsidiary of Alimentation Couche-Tard presents even more opportunity for growth $0.5125 $0.5225 $0.5325 $0.5425 $0.5475 $0.5625 $0.5775 $0.5925 $0.5975 $0.6025 $0.6075 $0.6125 $0.6175 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1'17 Distributions per Unit (on declared basis) 20

Appendix Investor Update 21

Investor Update May 2017 Non-GAAP Financial Measures 22

Investor Update May 2017 Non-GAAP Reconciliation 23